UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)		Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way
Houston,	Texas		77070
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:		(281)	872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NBL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Director.
On December 11, 2019, the board of directors (the “Board”) of Noble Energy, Inc. (the “Company”) elected Martha B. Wyrsch as a member of the Board to serve until the next meeting of the Company’s shareholders, at which time she will stand for reelection. The Board also appointed Ms. Wyrsch to serve as a member of the Corporate Governance and Nominating Committee and the Audit Committee. In connection with Ms. Wyrsch’s election to the Board, the Board increased the size of the Board from 9 to 10 directors.
In connection with her election as a non-employee director, Ms. Wyrsch will receive an annual retainer of $100,000 (pro rated for her period of service) and a one-time grant of restricted stock with an aggregate value of $250,000 under the Company’s 2015 Stock Plan for Non-Employee Directors. Ms. Wyrsch also entered into the Company’s customary form of indemnity agreement on December 11, 2019 upon her election to the Board.
Ms. Wyrsch was not appointed pursuant to any arrangement or understanding with any other person and there are no family relationships between Ms. Wyrsch and the other directors or executives of the Company. There are no transactions with Ms. Wyrsch that would be reportable under Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD
The Company issued the press release attached hereto as Exhibit 99.1 in connection with the election of Ms. Wyrsch to the Board.
The information included in this Current Report under Item 7.01, including Exhibit 99.1, is deemed to be “furnished” and shall not be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are furnished as part of this report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated December 12, 2019
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	December 12, 2019	By:	/s/ Rachel G. Clingman
Rachel G. Clingman
Senior Vice President, General Counsel and Corporate Secretary